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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                March 21, 2000
               Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)


         Oklahoma                       1-2572             73-1520922
(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)               File Number)      Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Items 1 - 4.   Not Applicable.
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Item 5.        Other Events.
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     On February 29, 2000, ONEOK, Inc. ("ONEOK") announced that it entered into an agreement to sell its 42.3 percent interest in the Indian Basin Gas Processing Plant and gathering system for $55 million to El Paso Field Services Company, a business unit of El Paso Energy Corporation. The transaction is expected to close by the end of March 2000.

     On February 29, 2000, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.a and incorporated herein by reference.

Items  6-7.    Not Applicable.
-----------    --------------

Items 8-9.     Not Applicable.
----------     ---------------
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 21/st/ day of March 2000.



                                          ONEOK, Inc.

                                    By:    Jim Kneale
                                         ---------------------------------
                                          Jim Kneale
                                          Vice President, Chief Financial
                                          Officer, and Treasurer